                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              CERES GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                EXPLANATORY NOTE
                                ----------------


         Ceres Group, Inc. hereby amends its Schedule 14A (Proxy Statement) to correct an error in the "Principal Accounting Firm Fees" section on page 12 of the form that was filed with the Securities and Exchange Commission on April 16, 2002.





                                  [Ceres Logo]





                                CERES GROUP, INC.
               CORRECTION TO PROXY STATEMENT DATED APRIL 15, 2002

The "Principal Accounting Firm Fees" section of the Audit Committee Report on page 12 should read as follows:

Principal Accounting Firm Fees.

         The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2001, by our accounting firm, Ernst & Young:

Audit Fees                                                            $  740,000
Financial Information Systems Design and Implementation                        0
All Other Fees*                                                          544,000
                                                                      ----------
                                                     TOTAL            $1,284,000
                                                                      ==========

 *Includes fees related to tax services and $448,000 of fees related to our 2001 public offering